Equity Method Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments Disclosure [Text Block]
Note 6.	Equity Method Investments

As of December 31, 2014 and 2015, equity method investments consisted of the following:

	December 31,
	2014		2015
		Holding		Holding
	Amount	%	Amount	%
	(in thousands)

Viewsil Microelectronics (Kunshan) Limited	$-	-	3,629	49.00
Create Electronic Optical Co., Ltd.	92	21.11	-	-
Iris (See Note 1)	10	6.41	19	1.98
	$102		3,648

Viewsil Microelectronics (Kunshan) Limited (“Viewsil”) mainly engaged in IC design and sales and was purchased in March 2015. At investment date, the difference between the carrying amount of the Company’s investment in Viewsil and the underlying equity in the net assets of Viewsil was $1,897 thousand which represents investor level goodwill. For the year ended December 31, 2015, the Company’s equity in losses of Viewsil was $71 thousand.

The Company sold the investments in Create Electronic Optical Co., Ltd. in January 2015 for proceeds of $179 thousand and recognized gain on sale of securities of $88 thousand, which is included in “Gains (losses) on sale of securities, net”.

As described in Note 1, Iris was deconsolidated at October 7, 2013, and a re-measurement gain of $54 thousand was recognized in “Other income, net”.

As of December 31, 2015, it was not practicable for management to estimate the fair values of the Company’s investments in Viewsil and Iris due to the lack of quoted market price and the inability to estimate the fair values without incurring excessive costs. However, management identified no events or changes in circumstance that may significantly affect the Company’s ability on recovering the carrying values of these investments.